UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 8, 2006

HUB INTERNATIONAL LIMITED

(Exact name of Registrant as specified in its charter)

Canada

(State or Other Jurisdiction of Incorporation)

1-31310	36-4412416
(Commission File Number)	(I.R.S. Employer Identification Number)

55 East Jackson Boulevard, Chicago, Illinois 60604

(877) 402-6601

(Address of principal executive offices and telephone number, including area code)

n/a

(Former name or former Address, if changed since last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13c-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On August 8, 2006, Hub International Limited (the “Company”) announced that Dennis Pauls, its Chief Financial Officer, has been named president and chief executive officer of Hub International Limited Ontario, one of the Company’s regional hubs. Mr. Pauls will assume his new role on September 5, 2006. He will continue to serve as chief financial officer of the Company until a suitable replacement has been duly appointed and has adopted the role of chief financial officer of the Company.

Item 7.01. Regulation FD Disclosure.

A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

The information contained in the press release is being furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.

EXHIBIT INDEX

Exhibit	Description
99.1	Press release of Hub International Limited dated August 8, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 9, 2006

HUB INTERNATIONAL LIMITED

By:	/s/ W. Kirk James
Name:	W. Kirk James
Title:	Chief Corporate Development Officer